Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Community Bank Shares of Indiana, Inc. for the quarter ended March 31, 2004, I, Paul A Chrisco, Chief Financial Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-Q for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operation of Community Bank Shares of Indiana, Inc.


By: /s/ Paul A. Chrisco
   -------------------------------------
  Paul A. Chrisco
  Senior Vice President,
         Chief Financial Officer

Date: May 14, 2004


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